EXHIBIT 32.1

         The following certification is provided by the undersigned Chief Executive Officer and Chief Financial Officer of Royal Financial, Inc. on the basis of such officers' knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION
                                  -------------

         In connection with the Quarterly Report of Royal Financial, Inc. (the "Company") on Form 10QSB for the three months ended September 30, 2005, as filed with the Securities and Exchange Commission on November 14, 2005 (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2005
                                               /s/ Donald A. Moll
                                               ---------------------------------
                                               Name:  Donald A. Moll
                                               Title: President and Chief
                                                      Executive Officer

Date:  November 14, 2005
                                               /s/ Neil Brodzinski
                                               ---------------------------------
                                               Name:  Neil Brodzinski
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Report and shall not be treated as having been filed as part of this Report.